                               ASSET PURCHASE AGREEMENT

This agreement ("AGREEMENT"), is made and entered into on this 5th day of June, 1998, but to be made effective as of the 31st day of July, 1998, by and among ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a corporation organized under the laws of the State of Colorado, ("SELLER "), RESORT CONFECTIONS, INC., a Colorado corporation ("RC" or "PURCHASER") and William Don Grueser and Patricia C. Grueser, the sole shareholders of RC (collectively referred to as "GRUESERS"). (Seller, Purchaser and Gruesers shall be collectively referred to as "PARTIES").

                                      RECITALS:

     A. WHEREAS, Seller owns and operates 10 theme candy stores under the name and mark "FUZZIWIG'S CANDY FACTORY" ("COMPANY OWNED STORES") and Seller is the franchisor under two franchise agreements for two additional FUZZIWIG'S CANDY FACTORY stores ("FRANCHISED STORES"); and Seller owns certain assets designated for use in connection with the operation of the Company Owned Stores ("ASSETS");

     B. WHEREAS, Seller is desirous of selling to Purchaser and Purchaser is desirous of purchasing from Seller substantially all of the assets owned by Seller and used in connection with the operation of the Company Owned Stores, Seller's rights as the franchisor under the franchise agreements governing the Franchised Stores and the Assets (collectively referred to as the "FUZZIWIG'S SYSTEM"), upon the terms and conditions and for the consideration set forth herein; and

     C. WHEREAS, Seller also owns and operates a chocolate manufacturing facility and serves as the franchisor for a total of over 175 chocolate stores which operate under the name and mark "ROCKY MOUNTAIN CHOCOLATE FACTORY" ("RMCF SYSTEM"), but none of Seller's ROCKY MOUNTAIN CHOCOLATE FACTORY stores, no interest in Seller's chocolate manufacturing business nor any of Seller's interests as franchisor in any of its franchised ROCKY MOUNTAIN CHOCOLATE FACTORY stores are being sold by Seller nor purchased by Purchaser under the terms of this Agreement.

     NOW THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, and subject to the terms and conditions of this Agreement, the Parties hereto agree as follows:

                                 1. PURCHASE AND SALE

     1.1 ASSETS TO BE SOLD AND PURCHASED. Subject to and upon the terms and conditions contained herein, at the Closing (defined below), Seller shall sell, transfer, assign, convey and deliver to the Purchaser, free and clear of all adverse claims, security interests, liens and encumbrances except as disclosed to, assumed or approved by Purchaser pursuant to the terms of this Agreement, and the Purchaser shall purchase, accept and acquire from Seller, all of the Purchased Assets (defined below) all of which are owned and used by Seller in connection with the operation of the Fuzziwig's System. The Exhibits and Schedules referenced in this Agreement shall be compiled, in accordance with all applicable statues, rules and regulations, between the date this Agreement is signed and the Closing Date. All Exhibits and Schedules shall be attached to this Agreement on the Closing Date. The term "PURCHASED ASSETS" more specifically includes:

          a. COMPANY OWNED STORES. Except as specifically excluded herein, all right, title and interest of Seller in and to the personal property and all other improvements located at the 10 addresses of the Company Owned Stores set forth on EXHIBIT I attached hereto, subject to all rights of the lessors to such improvements in accordance with the terms of each lease agreement governing each of the Company Owned Stores, copies of which lease agreements are attached hereto as EXHIBIT II.

               i. INVENTORY AND SUPPLIES. All inventory and supplies owned by Seller which are located on the premises of the Company Owned Stores as of Closing or which are part of the Assets and are located in various warehouses in Durango, Colorado, as of Closing, but are designated for use in connection with the operation of the Company Owned Stores, all of which are described in
SCHEDULE 1.1.a.i hereto;

               ii. FURNITURE, FIXTURES AND EQUIPMENT. All right, title and interest of Seller in and to the furniture, furnishings, trade fixtures, animated figures, leasehold improvements and equipment, including cash registers, computers, telephones and fax machines, which are used by Seller in connection with the operation of the Company Owned Stores and are located at the addresses set forth on EXHIBIT I as of Closing;

               iii. RECORDS. All books and records which are on the premises of the Company Owned Stores relating to the Purchased Assets as of Closing and photocopies of applicable books and business records of the Company Owned Stores relating to the Purchased Assets as of Closing, as reasonably requested; and

               iv. GOVERNMENTAL LICENSES, PERMITS AND APPROVALS. To the extent transferable, all governmental licenses, certificates of public convenience, operating permits, approvals and similar permits and approvals issued to Seller in connection with and directly relating to the operation of the Company Owned Stores, all of which are described on SCHEDULE 1.1.a.iv hereto.

          b. FUZZIWIG'S SYSTEM. The following assets of the Fuzziwig's System shall also be included in the Purchased Assets:

               i. INTELLECTUAL PROPERTY. All of Seller's right, title and interest in and to the trademarks and service marks used in connection with the operation of the Fuzziwig's System, two of which are registered with the United States Patent and Trademark Office, and other marks, trade names and applications for the foregoing, if any, as of Closing (collectively, "MARKS"), including the use of the name "FUZZIWIG'S CANDY FACTORY," all of which are described in SCHEDULE 1.1.b.i hereto;

               ii. PROPRIETARY INFORMATION. All of Seller's rights to the Fuzziwig's System's supplier lists, franchisee operations manuals, franchisee training manuals, the Fuzziwig's System Uniform Franchise Offering Circular ("UFOC") and advertising and marketing materials attached hereto as SCHEDULE 1.1.b.ii;

               iii. GOODWILL. All of Seller's goodwill arising out of the use of the Marks as of the date of Closing; and

               iv. RELATED CONTRACTUAL RIGHTS. To the extent they are transferable according to their respective terms, all of Seller's rights and interest in, to or under the contracts, agreements, leases, commitments and licenses directly relating to the Purchased Assets and described in SCHEDULE 1.1.b.iv hereto.

          C. FRANCHISE AGREEMENTS. Seller's interest in and under two franchise agreements, copies of which are attached in SCHEDULE 1.1.c hereto, in which Seller is the franchisor of two FUZZIWIG'S CANDY FACTORY stores.

     1.2 EXCLUDED ASSETS. Notwithstanding anything herein to the contrary, the following assets of Seller shall not be conveyed to or purchased by Purchaser:

          a. ORDINARY COURSE OF BUSINESS DISPOSITIONS. Properties, assets, rights or interests otherwise included in the definition of Purchased Assets which Seller shall have sold, transferred or disposed of prior to the Closing Date, defined below, in the ordinary course of business and not in breach of this Agreement.

          b. ACCOUNTS RECEIVABLE. All accounts receivable of any kind or nature generated by Company Owned Stores and all cash on hand in the Company Owned Stores through the Closing Date.

          c.   NO OTHER ASSETS.  Other than the Purchased Assets described in
Section 1.1 and the Schedules and Exhibits mentioned therein, no other assets of Seller shall be sold or assigned.

     1.3  NONASSIGNABLE PERMITS, LICENSES, LEASES AND CONTRACTS.

          a. NONASSIGNABILITY. To the extent that any lease, contract, license, permit, approval or any other property or contractual interest otherwise constituting a part of the Purchased Assets is not capable of being assigned or transferred, or if such assignment or transfer or attempted assignment or transfer would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, this Agreement shall not constitute an assignment or transfer thereof, or an attempted assignment or transfer thereof, and such lease, contract, license, permit, approval, or interest shall be excluded from the definition of Purchased Assets and shall not be sold to Purchaser hereunder. Notwithstanding the foregoing, if any Company Owned Store lease is not assignable, the Parties will enter into a sublease or take such other action as is reasonably necessary to provide the Parties with the intended benefit of this Agreement with respect thereto.

          b. SELLER TO USE REASONABLE EFFORTS. After this Agreement has been signed by all Parties, Seller will exercise reasonable efforts, and Purchaser will cooperate with

Seller, to obtain any consents and waivers of third parties and to resolve any impracticalities arising in connection with the assignments and transfers of the Purchased Assets as contemplated hereunder and to obtain any other material consents and waivers necessary to convey to Purchaser any of the Purchased Assets. The Parties acknowledge that after this Agreement has been signed by all Parties, Seller will attempt to obtain third party consents to the assignment of the leases for the premises of the Company Owned Stores and other contracts, permits and licenses related to the Purchased Assets, but Seller makes no guarantees that any such consents will be obtained prior to the Closing Date.

     1.4  ASSUMPTION OF LIABILITIES.

          a. ASSUMED OBLIGATIONS. Except as otherwise provided in this Agreement, Purchaser and its successors and permitted assigns will assume effective as of the day after the Closing Date, and thereafter will promptly and fully pay and satisfy in accordance with their respective terms, all liabilities, obligations, contracts and commitments of Seller directly affecting or arising out of the operation of the Company Owned Stores and the Franchised Stores, as of the Closing Date, based on Seller's usual and ordinary accounting practices, as listed in SCHEDULE 1.4.a to this Agreement.

          b. SALES TAXES. Purchaser will be responsible for all sales tax liability incurred by reason of the transfer of the Purchased Assets contemplated by this Agreement.

          c. PURCHASER'S INDEMNIFICATION. Purchaser and Gruesers, jointly and severally, agree that they shall indemnify and hold Seller harmless from and against any and all claims, liabilities, costs, expenses and damages (including reasonable attorneys' fees) relating to or arising from: (i) any liability assumed by Purchaser or Gruesers under the terms of this Agreement; (ii) any breach of representations, warranties or covenants made by Purchaser or Gruesers as set forth in this Agreement; and (iii) the ownership, use or operation of the Company Owned Stores, the Franchised Stores or any other Purchased Assets, or any other actions taken by Purchaser or Gruesers, after Closing.

          d. SELLER'S INDEMNIFICATION. Seller hereby agrees to indemnify Purchaser and Gruesers and to hold Purchaser and Gruesers harmless from and against, any and all claims, expenses and damages (including reasonable attorneys' fees) incurred by Purchaser and Gruesers, arising from or related to:

               i. obligations or liabilities of Seller not assumed by another Party under the terms of this Agreement or otherwise listed in the Exhibits and Schedules that are part of this Agreement;

               ii. any breach of representations, warranties or covenants made by Seller as set forth in this Agreement; and

               iii. ownership, use or operation of the Company Owned Stores, the Franchised Stores or any other Purchased Assets or any other actions taken by Seller related to the Purchased Assets on or before Closing.

     1.5  PURCHASE PRICE AND PAYMENT TERMS.

          a. PURCHASE PRICE. The total consideration ("PURCHASE PRICE") payable to Seller by Purchaser for the Purchased Assets shall be One Million Six Hundred Thousand Dollars (US $1,600,000). The Purchase Price shall be paid in the following manner:

               i. A downpayment toward the Purchase Price in the amount of $25,000 has been delivered to Seller prior to the execution of this Agreement, which amount is refundable until June 11, 1998 when this Agreement is signed by Purchaser; afterwards, it is nonrefundable;

               ii.    $75,000 in immediately available funds at the Closing;

               iii.   $80,000 in the form of a Promissory Note, attached as
EXHIBIT III, to be paid in a lump sum with interest at 8 1/2% per annum payable six months after the Closing Date ("NOTE"); and

               iv. The balance of $1,420,000 of the Purchase Price shall be paid in the form of a like kind exchange of the assets of four ROCKY MOUNTAIN CHOCOLATE FACTORY Stores owned by the Purchaser and Gruesers listed on SCHEDULE 1.5.a.iv. attached hereto ("EXCHANGED ASSETS"). Subject to and upon the conditions contained herein, at the Closing, Gruesers and Purchaser shall transfer, assign, convey and deliver to Seller, free and clear of all adverse claims, security interests, liens and encumbrances except as disclosed to, assumed or approved by Seller pursuant to the terms of this Agreement, and Seller shall accept and acquire from Gruesers and Purchaser, all of the Exchanged Assets, which are owned and operated by Gruesers and Purchaser in the form of four ROCKY MOUNTAIN CHOCOLATE FACTORY Stores ("GRUESER'S STORES"). The term "EXCHANGED ASSETS" more specifically includes (i) all right, title and interest of Gruesers and Purchaser in and to the personal property and all other improvements located at the four addresses of the Grueser's Stores set forth on EXHIBIT IV attached hereto, subject to all rights of the lessors to such improvements in accordance with the terms of each lease agreement governing each of the Grueser's Stores, copies of which lease agreements are attached hereto as EXHIBIT V; (ii) all inventory and supplies owned by Gruesers and Purchaser which are located on the premises of the Grueser's Stores as of Closing and all other assets which may be located elsewhere but are designated for use in connection with the operation of the Grueser's Stores, all of which are described in SCHEDULE 1.5.a.iv. attached hereto; (iii) all right, title and interest of Gruesers and Purchaser in and to the furniture, furnishings, trade fixtures, leasehold improvements and equipment, including cash registers, computers, telephones and fax machines, which are used by Gruesers and Purchaser in connection with the operation of the Grueser's Stores; (iv) all books and records which are on the premises of the Grueser's Stores relating to the Exchanged Assets as of Closing and photocopies of applicable books and business records of the Grueser's Stores relating to the Exchanged Assets as of Closing, as reasonably requested; (v) to the extent transferable, all governmental licenses, certificates of public convenience, operating permits, approvals and similar permits and approvals issued to Gruesers and/or Purchaser in connection with and directly relating to the operation of the Grueser's Stores, all of which are described on SCHEDULE 1.5.a.iv. hereto; and (vi) all of the Grueser's right, title and interest in, to or under the Franchise Agreements which govern the Grueser's Stores, and all other rights and interests in, to or under other contracts, agreements, leases, commitments and licenses directly relating to the Exchanged Assets and described in SCHEDULE 1.5.a.iv. hereto. Notwithstanding anything herein to the contrary, all accounts receivable of any kind or nature generated by the Grueser's Stores and all cash on hand in the Grueser's Stores through the Closing Date and all other properties, assets, rights or interests of the Gruesers and Purchaser which shall not be included in the definition of Exchanged Assets, shall not be conveyed to Seller hereunder.

          b. NONASSIGNABILITY. To the extent that any lease, contract, license, permit, approval or any other property or contractual interest otherwise constituting a part of the Exchanged Assets is not capable of being assigned or transferred, or if such assignment or transfer or attempted assignment or transfer would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, this Agreement shall not constitute an assignment or transfer thereof, or an attempted assignment or transfer thereof, and such lease, contract, license, permit, approval, or interest shall be excluded from the definition of Exchanged Assets and shall not be transferred to Seller hereunder. Notwithstanding the foregoing, if any of the Grueser's Store leases are not assignable, the Parties will enter into a sublease or take such other action as is reasonably necessary to provide the Parties with the intended benefit of this Agreement with respect thereto.

          c. PURCHASER TO USE REASONABLE EFFORTS. After this Agreement has been signed by all Parties, Purchaser will exercise reasonable efforts, and Purchaser will cooperate with Purchaser, to obtain any consents and waivers of third parties and to resolve any impracticalities arising in connection with the assignments and transfers of the Exchanged Assets as contemplated hereunder and to obtain any other material consents and waivers necessary to convey to Seller any of the Exchanged Assets. The Parties acknowledge that after this Agreement has been signed by all Parties, Purchaser will attempt to obtain third party consents to the assignment of the leases for the premises of the Grueser's Stores and other contracts, permits and licenses related to the Exchanged Assets, but Purchaser makes no guarantees that any such consents will be obtained prior to the Closing Date.

          d. ASSUMED OBLIGATIONS. Except as otherwise provided in this Agreement, Seller and its successors and permitted assigns will assume effective as of the day after the Closing Date, and thereafter will promptly and fully pay and satisfy in accordance with their respective terms, all liabilities, obligations, contracts and commitments of Gruesers and Purchaser directly affecting or arising out of the operation of the Grueser's Stores, as of the Closing Date, based on the Gruesers usual and ordinary accounting practices, as listed on SCHEDULE 1.5.d. attached to this Agreement.

          e. ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Purchased Assets as reasonably agreed by the Parties on the Closing Date. Seller and Purchaser mutually agree to file all applicable federal tax forms following the Closing Date, including all those related to the like kind exchange.

          f. NOTE. The Note securing $80,000 of the Purchase Price shall be a negotiable promissory note and shall provide in part that, upon any uncured default in any payment of principal or interest, the entire amount of principal and interest, at the option of the holder of the Note, shall become immediately due; that if action is instituted on the Note, Purchaser agrees to pay all reasonable costs and attorneys' fees, and that Purchaser shall have the option to prepay, without penalty, all or any portion of the unpaid balance.

     1.6 CLOSING. Subject to the conditions precedent set forth herein, the Closing ("CLOSING") shall take place at Seller's offices, 265 Turner Drive, Durango, Colorado 81301 on July 31, 1998 at a time mutually agreed by the parties or such earlier or later date and time mutually agreed to by the parties ("CLOSING DATE"). This Agreement shall be effective and binding when signed by all Parties on June 11, 1998.

     1.7 ASSUMPTION OF OWNERSHIP AND POSSESSION. Purchaser shall take ownership, possession and control of the Purchased Assets and shall take possession of the Company Owned Stores as of the day after the Closing Date, August 1, 1998. Seller shall take ownership, possession and control of the Exchanged Assets as of the day after the Closing Date, August 1, 1998. All deliveries which are practicable shall be made at the Closing.

     1.8 CONTINUING OBLIGATIONS. The Parties acknowledge and agree that the purpose of this Agreement and related agreements is to convey and deliver to Purchaser the assets, properties, rights and interests of Seller, real and personal, tangible and intangible, necessary to, relating to or used solely with respect to the operation of the Fuzziwig's System. Accordingly, Seller agrees that, should any such thing by inadvertence not be conveyed or delivered to Purchaser at the Closing, it will do such acts as shall be necessary to promptly effect the conveyance and delivery of all such things. The Parties also acknowledge and agree that the purpose of this Agreement and related agreements is to convey and deliver to Seller the assets, properties, rights and interests of Gruesers and Purchaser, real and personal, tangible and intangible, necessary to, relating to or used solely with respect to the operation of the Grueser's Stores. Accordingly, Gruesers and Purchaser agree that, should any such thing by inadvertence not be conveyed or delivered to Seller at the Closing, they will do such acts as shall be necessary to promptly effect the conveyance and delivery of all such things.

     1.9 EMPLOYEE MATTERS. Seller will take all actions necessary to terminate all of Seller's employees who are employed at the Company Owned Stores effective as of the Closing Date. Seller will be responsible for all employees' compensation, benefits and taxes up to the Closing Date including, but not limited to, accrued vacation pay, sick pay, and accrued personal leave. Purchaser intends to employ Seller's employees after the Closing, but the creation and terms of any employment relationship after the Closing shall be Purchaser's responsibility. Similarly with respect to employees employed at the Grueser's Stores, Purchaser and Gruesers will take all actions necessary to terminate all of such employees effective as of the Closing Date. Gruesers and Purchaser will be responsible for all such employees' compensation, benefits and taxes up to the Closing Date including, but not limited to, accrued vacation pay, sick pay, and accrued personal leave. Seller intends to employ Purchaser's employees after the Closing, but the creation and terms of any employment relationship after the Closing shall be Seller's responsibility.

                         2. NONCOMPETITION AGREEMENT

     Simultaneously with the Closing of the transactions herein contemplated, Purchaser, Gruesers and Seller shall enter into a Noncompetition Agreement in the form of EXHIBIT VI hereto which shall provide, in part, that Seller shall not engage, either directly or indirectly, in ownership or operation of theme candy stores for 18 months following the Closing Date and that neither RC nor the Gruesers will engage, either directly or indirectly, in ownership or operation of stores competitive with the stores in the ROCKY MOUNTAIN CHOCOLATE FACTORY System for 18 months following the Closing Date, subject to the terms of this Agreement.

                       3. REPRESENTATIONS AND WARRANTIES

     Seller hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

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

          a. CORPORATE STATUS. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, with all requisite corporate power and authority to carry on its Fuzziwig's System business.

          b. LITIGATION. There are no claims, actions, suits, proceedings, or investigations pending or threatened against or affecting the Fuzziwig's System in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum which, if determined adversely to Seller, would materially affect Purchaser's ability to operate the Fuzziwig's System immediately after Closing as it is now being conducted. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding which would materially affect Purchaser's ability to operate the Fuzziwig's System immediately after the Closing.

          c. ESTOPPEL. All statements made by Seller in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate required to be executed and delivered under this Agreement, are true, correct and complete to the best of its knowledge as of the date of this Agreement and will be so as of the Closing Date.

          d. COMPLIANCE WITH LAWS AND PERMITS. To the best of its knowledge, Seller has complied in all material respects with all laws, regulations and rules, orders, judgments, writs, decrees or injunctions of federal, state and municipal governments or any department, agency or other instrumentality thereof, applicable to the Fuzziwig's System and has not done or omitted to do any act or acts which are in violation of any of the foregoing. Seller has obtained all federal, state and municipal licenses and permits necessary to operate the Company Owned Stores and to operate as the franchisor of the Franchised Stores, is not in violation of any such license or permit and has not received any notification that any revocation or limitation thereof is pending or threatened, except where the failure to obtain the same, or violation, revocation, or limitation thereof, would not have a materially adverse effect on the Fuzziwig's System as a whole. Notwithstanding the foregoing, the Parties acknowledge that the effectiveness of Seller's Fuzziwig's System UFOC and many of Seller's state franchise registrations have expired or are due to expire on or shortly after June 1, 1998.

          e.   LEASES AND CONTRACTS.   Seller is not the owner, lessor or
sublessor with respect to the premises of any of the Company Owned Stores or the Franchised Stores. All leases for the premises of the Company Owned Stores are valid and binding agreements of Seller, there is no material breach or violation of or default under any provision of any such lease, and no fact or event has occurred which would materially affect Seller's interest in or under any such lease. Seller owns good and merchantable title to all such leasehold interests free and clear of all material mortgages, liens, pledges, restrictions, charges or encumbrances of any nature. Seller has no other leasehold interests in real or personal property or contract rights which are material to the operation of the Purchased Assets. Purchaser shall be responsible for a maximum of $500 per lease for costs associated with assigning said leases and Seller shall pay all costs over and above $500 related to said lease assignments.

          f.   TRADEMARKS AND COPYRIGHTS.  Attached to this Agreement as
SCHEDULE 3.f is a description of all registered trademarks, service marks, copyrights, trade names and licenses and applications pending therefor, owned by Seller, which are used in the operation of the Fuzziwig's System. Assignments for each such registered trademark and service mark and copies of all other rights or applications shall be furnished to Purchaser on the Closing Date. Seller owns all trademarks, trade names, service marks and copyrights used in the operation of the Fuzziwig's System and, to the best of Seller's knowledge, such use does not conflict with, infringe upon or violate the rights of any third party in a manner which might have a materially adverse effect upon the Fuzziwig's System.

          g. AUTHORIZATION AND VALIDITY. The execution, delivery and performance by Seller of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Seller's Board of Directors and its shareholders, if required by law or Seller's bylaws. This Agreement and all other agreements contemplated hereby have been or will be as of the Closing Date duly executed and delivered by Seller and constitutes and will constitute legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and by general principles of equity that may limit availability of certain equitable remedies in certain instances.

          h. RESTRICTIVE COVENANTS. Prior to the consummation of the proposed transaction, Seller shall operate the Fuzziwig's System and use the Purchased Assets in the ordinary and usual course of business without unusual commitments and in compliance with all applicable laws, rules and regulations.

          i. CONSENTS; APPROVALS; CONFLICT. No consent, approval, authorization or order of any court or governmental agency or other body is required for Seller to consummate the sale of the Purchased Assets. Neither the execution, delivery or performance of this Agreement shall conflict with, or constitute a breach of, and no prior approval is necessary by or under, Seller's articles of incorporation or bylaws, as amended to date, or any note, mortgage, indenture, deed of trust, lease, obligation, or other agreement or instrument to which Seller is a party or by which it is bound nor, to the best of Seller's knowledge, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, having jurisdiction over Seller. To the best of Seller's knowledge, Seller is not required to give any notice to, or make any filing with, or obtain any authorization, consent or approval of, any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

          j. ASSETS SOLD "AS-IS." To the best of Seller's knowledge, the inventories, supplies and equipment which constitute a part of the Purchased Assets are usable in the ordinary course of business. The Parties acknowledge and agree that the Purchased Assets are being sold "as-is, where-is" with no warranties or guaranties except that Seller shall warrant that the Purchased Assets will be in good operating condition on the Closing Date. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) AS TO THE CONDITION, REPAIR, QUANTITIES, SALEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY OF THE PURCHASED ASSETS.

          k. TITLE TO ASSETS. Seller shall have on the Closing Date, good and marketable title to all of the Purchased Assets and said Purchased Assets owned by it shall not be subject to any material mortgage, lien, pledge, lease, security interest or encumbrance, except as disclosed to Purchaser.

          l.   TAXES.

                i. PAYMENT OF TAXES. All Taxes, defined below, of Seller relating to the Company Owned Stores, Franchised Stores and Purchased Assets relating to periods or portions thereof ending on or before the Closing Date, have been paid, or will have been paid, or an adequate reserve established therefor in conformity with generally accepted accounting principles consistently applied, and Seller has no liability for Taxes in excess of the amounts so paid or reserves so established. All Taxes that Seller has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority.

               ii. DEFINITION OF TAXES. For purposes of this Agreement, "Taxes" shall mean all federal, state, local, foreign and other taxes, levies, imposts, assessments, impositions or other similar government charges, including, without limitation, income, estimated income, business, occupation, franchise, real property, payroll, personal property, sales, transfer, stamp, use, employment, commercial rent or withholding, occupancy, premium, gross receipts, profits, windfall profits, deemed profits, license, lease, severance, capital, production, corporation, ad valorem, excise, duty or other taxes, including interest, penalties and additions thereto.

          m. ASSISTANCE FOLLOWING THE CLOSING DATE. Seller will provide the services of its employee, Ms. Abra Stafford, for not more than 7.5 hours per day and not more than a total of 35 hours per week, Monday through Friday, during the six months following the Closing Date, to consult with the Purchaser in its assumption and operation of the Purchased Assets. Purchaser shall pay all of Ms. Stafford's travel and related expenses, but her salary shall continue to be paid by Seller during this period. For six months after the Closing Date, Seller shall grant limited access to Purchaser to RMCF Creative Services for a total of not more than 20 hours per month, regarding in-store and merchandise product promotion. Purchaser shall further be entitled to limited consulting services for a maximum of 10 hours per month from one or both of C. Wade Folsom and J.D. Haas combined, for a period of one year after the Closing Date. In addition, if Purchaser gives written notice to Seller in accordance with the terms of this Agreement on or before October 31, 1998 that Purchaser intends to close one or two of the Company Owned Stores, Seller will pay or reimburse Purchaser for up to a maximum of 60% of the costs and expenses, including attorneys fees, associated with terminating the lease agreement(s) for the Company Owned Store(s) which is/are closing. Seller's payment will apply only to the costs of terminating the lease agreements and not to any other costs or expenses of terminating Company Owned Store operations, and it shall apply to no more than two of the Company Owned Stores, regardless of how many Company Owned Stores are closed.

         4. PURCHASER'S AND GRUESERS' REPRESENTATIONS AND WARRANTIES

     Purchaser and Gruesers hereby represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date.

          a. CORPORATE STATUS. Purchaser is duly organized, validly existing and in good standing under the laws of the state in which it is organized, with all requisite power and authority to carry on its respective businesses in which it is engaged, to own the respective properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualifications necessary.

          b. AUTHORIZATION AND VALIDITY. The execution, delivery and performance by Purchaser of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action of Purchaser. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date, duly executed and delivered by Purchaser and Gruesers and constitutes and will constitute legal, valid and binding obligations of Purchaser and Gruesers and is enforceable against them in accordance with their respective terms.

          c. CONSENTS; APPROVALS, CONFLICTS. No consent, approval, authorization or order of any court or governmental agency or other body is required for Purchaser or Gruesers to execute and perform their obligations under this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of, and no prior approval is necessary by or under, Purchaser's organizational documents or the articles of incorporation or bylaws, as amended to date, or any note, mortgage, indenture, deed of trust, lease, obligation or other agreement or instrument to which Purchaser or Gruesers are a party or by which any of them is bound nor, to the best of Purchaser's and Grueser's knowledge and belief, any existing law, rule, regulation, or any decree of any court or government department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over Purchaser or Gruesers. Neither Gruesers nor Purchaser is required to give any notice to, or make any filing with, or obtain any authorization, consent or approval of any government agency in order for the Parties to consummate the transactions contemplated by this Agreement.

          d. LITIGATION. There are no claims, actions, suits, proceedings, or investigations pending or threatened against or affecting the Exchanged Assets or the Grueser's Stores in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum which, if determined adversely to Gruesers and/or Purchaser would materially affect Seller's ability to operate the Grueser's Stores immediately after Closing as they are now being operated. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding which would materially affect Seller's ability to operate the Grueser's Stores immediately after the Closing.

          e. ESTOPPEL. All statements made by Gruesers and Purchaser in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate required to be executed and delivered under this Agreement, are true, correct and complete to the best of their knowledge as of the date of this Agreement and will be so as of the Closing Date.

          f. COMPLIANCE WITH LAWS AND PERMITS. To the best of their knowledge, Gruesers and Purchaser have complied in all material respects with all laws, regulations and rules, orders, judgments, writs, decrees or injunctions of federal, state and municipal governments or any department, agency or other instrumentality thereof, applicable to the Grueser's Stores and have not done or omitted to do any act or acts which are in violation of any of the foregoing. Gruesers and Purchaser have obtained all federal, state and municipal licenses and permits necessary to operate the Grueser's Stores, are not in violation of any such license or permit and have not received any notification that any revocation or limitation thereof is pending or threatened, except where the failure to obtain the same, or violation, revocation, or limitation thereof, would not have a materially adverse effect on the Grueser's Stores.

          g.   LEASES AND CONTRACTS.   Neither Purchaser nor Gruesers are the
owner, lessor or sublessor with respect to the premises of any of the Grueser's Stores. All leases for the premises of the Grueser's Stores are valid and binding agreements of Gruesers and/or Purchaser, there is no material breach or violation of or default under any provision of any such lease, and no fact or event has occurred which would materially affect Grueser's or Purchaser's interest in or under any such lease. Gruesers and/or Purchaser own good and merchantable title to all such leasehold interests free and clear of all material mortgages, liens, pledges, restrictions, charges or encumbrances of any nature. Neither Purchaser nor Gruesers have any other leasehold interests in real or personal property or contract rights which are material to the operation of the Exchanged Assets. Seller shall be responsible for a maximum of $500 per lease for costs associated with assigning said leases to Seller and Purchaser shall pay all costs over and above $500 related to said lease assignments.

          h.   TRADEMARKS AND COPYRIGHTS.  Attached to this Agreement as
SCHEDULE 4.h is a description of all registered trademarks, service marks, copyrights, trade names and licenses and applications pending therefor, if any, which are used in the operation of the Grueser's Stores which are not licensed by Seller to Gruesers under the terms of the franchise agreements governing the Grueser's Stores. Assignments for each such registered trademark and service mark and copies of all other rights or applications shall be furnished to Seller on the Closing Date.

          i. AUTHORIZATION AND VALIDITY. The execution, delivery and performance by Purchaser and Gruesers of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser's Board of Directors and its shareholders, if required by law or

Purchaser's bylaws. This Agreement and all other agreements contemplated hereby have been or will be as of the Closing Date duly executed and delivered by Purchaser and Gruesers and constitute and will constitute legal, valid and binding obligations of Purchaser and Gruesers, enforceable against them in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and by general principles of equity that may limit availability of certain equitable remedies in certain instances.

          j. RESTRICTIVE COVENANTS. Prior to the consummation of the proposed transactions, Gruesers and Purchaser shall operate the Grueser's Stores and use the Exchanged Assets in the ordinary and usual course without unusual commitments and in compliance with all applicable laws, rules and regulations.

          k. CONSENTS; APPROVALS; CONFLICT. No consent, approval, authorization or order of any court or governmental agency or other body is required for Gruesers or Purchaser to consummate the exchange of the Exchanged Assets. Neither the execution, delivery or performance of this Agreement shall conflict with, or constitute a breach of, and no prior approval is necessary by or under, Purchaser's articles of incorporation or bylaws, as amended to date, or any note, mortgage, indenture, deed of trust, lease, obligation, or other agreement or instrument to which Purchaser or Gruesers are a party or by which they are bound nor, to the best of Gruesers and Purchaser's knowledge, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, having jurisdiction over the Exchanged Assets. To the best of Grueser's and Purchaser's knowledge, they are not required to give any notice to, or make any filing with, or obtain any authorization, consent or approval of, any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

          l. ASSETS SOLD "AS-IS". To the best of Grueser's and Purchaser's knowledge, the inventories, supplies, equipment and other items which constitute the Exchanged Assets are usable in the ordinary course of business. The Parties acknowledge and agree that the Exchanged Assets are being sold "as-is, where-is" with no warranties or guaranties except that Gruesers and Purchaser shall warrant that the Exchanged Assets will be in good operating condition on the Closing Date. EXCEPT AS EXPRESSLY SET
FORTH HEREIN, GRUESERS AND PURCHASER MAKE NO REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) AS TO THE CONDITION, REPAIR, QUANTITIES, SALEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY OF THE EXCHANGED ASSETS.

          m. TITLE TO ASSETS. Gruesers and/or Purchaser shall have on the Closing Date, good and marketable title to all of the Exchanged Assets and said Exchanged Assets shall not be subject to any material mortgage, lien, pledge, lease, security interest or encumbrance, except as disclosed to Seller.

          n. PAYMENT OF TAXES. All Taxes of the Gruesers and/or Purchaser relating to the Grueser's Stores and the Exchanged Assets relating to periods or portions thereof ending on or before the Closing Date, have been paid, or will have been paid, or an adequate reserve established therefor in conformity with generally accepted accounting principles consistently applied, and neither Purchaser nor Gruesers have any liability for Taxes in excess of the amounts so paid or reserves so established. All Taxes that Gruesers and/or Purchaser have been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing authority.

          o. MISCELLANEOUS. The execution and performance of this Agreement and compliance with the provisions hereof will not violate, with or without giving notice and/or the passage of time, any provisions of law applicable to Seller. There are no pending or threatened litigations, actions or claims which do or might threaten Seller's ability to perform its obligations under this Agreement. All statements made by Seller in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith, are true, correct and complete as of the date of this Agreement and will be so as of the Closing Date. All copies of documents provided and to be provided by Seller are and shall be true and correct copies of such documents.

          p. NO OTHER REPRESENTATIONS OR WARRANTIES. Seller acknowledges that it has done its own due diligence investigation of the Grueser's and Purchaser's records related to the Exchanged Assets and, based on this investigation, is satisfied that all pertinent information and records have been made available to it. Seller acknowledges that in determining to enter into this Agreement it has relied only on this investigation and the representations, warranties, and information contained in this Agreement and Schedules and Exhibits attached to this Agreement.
Other than the representations and warranties contained in this Agreement and in the franchise agreements between the Gruesers and Seller and in the Schedules and Exhibits attached to this Agreement, no other warranties are, or have been, made to or are relied upon by Seller in entering into this Agreement.

               5. CONDITIONS TO OBLIGATIONS OF THE PARTIES; DELIVERIES

      All obligations of the Parties under this Agreement are subject to the fulfillment, prior to the Closing Date, of all conditions precedent and to performance of all covenants and agreements and completion of all deliveries contemplated herein, unless specifically waived in writing by the Parties entitled to performance of the covenant or delivery of the documents. Purchaser's obligations to purchase and pay for the Purchased Assets are further subject to the representations and warranties of Seller being true and correct in all material respects on the Closing Date, and the obligation of Seller to sell, transfer, assign, convey and deliver the Purchased Assets is further subject to the representations and warranties of Purchaser being true and correct in all material respects on the Closing Date. Conversely, Seller's obligations to accept the Exchanged Assets are further subject to the representations and warranties of Gruesers and Purchaser being true and correct in all material respects on the Closing Date, and the obligation of Gruesers and Purchaser to transfer, assign, convey and deliver the Exchanged Assets is further subject to the representations and warranties of the Seller being true and correct in all material respects on the Closing Date.

          a. PERFORMANCE OF COVENANTS AND CONDITIONS. Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with or satisfied by Seller on or before the Closing Date. Purchaser and Gruesers shall each have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with or satisfied by one or both of them on or before the Closing Date.

          b. ABSENCE OF CERTAIN CHANGES. Prior to the Closing Date, there shall not have been:

               i. Any material adverse change in the Purchased Assets or the business conducted by Seller or occurrence of any event which materially adversely affects the Fuzziwig's System;

               ii. Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Purchased Assets;

               iii. Any material mortgage, pledge or subjection to lien of any of the Purchased Assets;

               iv. Any sale or transfer of any of the Purchased Assets, except in the ordinary course of business;

               v. No action, suit or proceeding before any court or any governmental body or authority pertaining to the transactions contemplated in this Agreement or its consummation or materially affecting the business or Purchased Assets shall have been instituted or threatened on or before the Closing Date;

               vi. Any material adverse change in the Exchanged Assets or the business conducted by Gruesers and Purchaser or occurrence of any event which materially adversely affects the Grueser's Stores;

               vii. Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Exchanged Assets;

               viii. Any material mortgage, pledge or subjection to lien of any of the Exchanged Assets;

               ix. Any sale or transfer of any of the Exchanged Assets, except in the ordinary course of business; and

               x. No action, suit or proceeding before any court or any governmental body or authority pertaining to the transactions contemplated in this Agreement or its consummation or materially affecting the Grueser's Stores or Exchanged Assets shall have been instituted or threatened on or before the Closing Date.

          c. CERTIFICATES OF RELEASE. Purchaser shall have received from Seller appropriate certificates of release or clearance, as may reasonably be requested by Purchaser, indicating that Seller is not obligated for the payment of any tax or fee due to any governmental agency. Seller shall have received from Gruesers and/or Purchaser, appropriate certificates of release or clearance, as may reasonably be requested by Seller, indicating that Gruesers and Purchaser are not obligated for the payment of any tax or fee due to any governmental agency.

                                6. DELIVERIES

     6.2. DELIVERIES TO PURCHASER. At the Closing, the following documents shall be delivered to Purchaser by Seller:

               i. A certificate executed by an authorized officer of Seller, dated the Closing Date, certifying that Seller's representations and warranties in this Agreement and information in the attached Schedules and Exhibits are then true and correct in all material respects to the best of his or her knowledge and belief and that Seller has complied with all agreements and conditions required by this Agreement and all related agreements to be performed or complied with by it;

               ii. Fully executed originals of the Noncompetition Agreement among the Parties and assignments, in appropriate form, for all Marks, properly executed and acknowledged;

               iii. All Schedules and Exhibits which relate to the Purchased Assets, properly filled out (if a Schedule or Exhibit does not apply, it should nonetheless be attached and marked "not applicable");

               iv. Any consents and/or assignments of leases related to the Company Owned Stores which are available as of the Closing Date;

               v. Any assignments of contracts related to the Company Owned Stores which are available as of the Closing Date;

               vi. Assignments of the two Franchise Agreements which relate to the Franchised Stores;

               vii. Bill of Sale, Assumption and Assignment in the form attached hereto as EXHIBIT VII; and

               viii.  Certificates of Release.

     6.2. DELIVERIES TO SELLER. At the Closing, the following documents shall be delivered to Seller by Purchaser:

               i.     the Purchase Price;

               ii. a certificate executed by an authorized officer of Purchaser dated the Closing Date, certifying that the representations and warranties of Purchaser contained in this Agreement and information in the attached Schedules and Exhibits are then true and correct in all material respects to the best of his or her knowledge and belief and that Purchaser has complied with all agreements and conditions required by this Agreement and all related agreements to be performed or complied with by it;

               iii. fully executed assignments, in appropriate form, for any trade names, telephone numbers, telephone directory listings, and any other trade marks or service marks used in the operation of the Grueser's Stores, properly executed and acknowledged;

               iv. all Schedules and Exhibits which relate to the Exchanged Assets, properly filled out (if a Schedule or Exhibit does not apply, it should nonetheless be attached and marked "not applicable");

               v. any consents and/or assignments of leases related to the Grueser's Stores which are available as of the Closing Date;

               vi. any assignments of contracts related to the Grueser's Stores which are available as of the Closing Date;

               vii.   Bill of Sale, Assumption and Assignment; and

               viii.  Certificates of Release.

                                  7. COVENANTS

     7.1 EXECUTION OF THIS AGREEMENT. The Parties hereto each will use its best efforts to cause this Agreement and all related agreements to become effective, and all transactions herein and therein contemplated to be consummated, in accordance with its, and their terms, to obtain all required consents, waivers and authorizations of governmental entities and other third parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal, local and state laws, rules and regulations as may be applicable to the contemplated transactions.

     7.2 COVENANTS OF THE GRUESERS. The Gruesers shall sell or otherwise divest, in accordance with the terms of their respective franchise agreements with Seller, all of the Gruesers' right, title and interest in and to the two ROCKY MOUNTAIN CHOCOLATE FACTORY Stores owned by the Gruesers which are not part of the Exchanged Assets, no later than 18 months after the Closing Date, provided, however, that Gruesers may sell these two Stores to their children if they comply with the transfer provisions in the franchise agreements governing these Stores. All post-termination covenants, duties and obligations of the Gruesers set forth in the franchise agreements governing these two Stores shall apply to the Gruesers except to the extent enforcement thereof is waived by Seller in this Agreement and in addition, the noncompetition agreement among all of the Parties hereto shall apply to the Gruesers and all other Parties to this Agreement. So long as the Gruesers and Purchaser are in compliance with the terms of this Agreement and related agreements, Seller waives its rights to enforce the Grueser's post-termination covenants in its franchise agreements with the Gruesers to the extent that the Gruesers will be allowed to own and operate the Company Owned Stores and the Franchised Stores and the Purchased Assets and do and perform all other acts contemplated in this Agreement.

                               8. TERMINATION.

     8.1  GROUNDS FOR TERMINATION.  This Agreement shall terminate:

               i. By mutual written consent of Purchaser, RC and Seller at any time prior to the Closing; or

               ii. By written notice from any Party to the other Parties if all the conditions precedent to its respective obligations hereunder have not been satisfied or waived prior to the Closing Date; or

               iii. By written notice from the terminating Party to all other Parties if, prior to the Closing Date, any Party is in breach of any material representation, warranty or covenant contained in this Agreement in any material respect.

     8.2 EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to Section 8.1 above, all obligations of the Parties remaining hereunder shall terminate without any liability of any Party to any other Party, except for any liability of any Party then in breach. Upon termination of this Agreement for any reason, (i) the covenants of the Parties concerning the confidentiality and proprietary nature of all documents and other information furnished hereunder shall remain in force except as to information which has otherwise become public knowledge, and (ii) each Party shall promptly return all documents received from any other Party in connection with this Agreement and all copies thereof. This Section constitutes a covenant of the Parties, and any Party may judicially enforce it.

                             9. MISCELLANEOUS PROVISIONS

          a. AMENDMENTS. This Agreement shall be amended, modified, or supplemented only by an instrument in writing executed by the Parties.

          b. ASSIGNMENT. This Agreement and any right or obligation created hereby or in any agreement entered into in connection with the transactions contemplated hereby, shall not be assignable by any Party hereto without the consent of all Parties not seeking the assignment. No such assignment shall relieve the assignor of any obligations created by this Agreement.

          c. PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

          d. ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules hereto, and the agreements contemplated hereby constitute the entire agreement of the Parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

          e. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Further, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision, as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

          f. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, schedule, exhibit or other instrument delivered by or on behalf of the Purchaser, Gruesers or Seller, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing, for a period of 18 months, except for representations and warranties relating to taxes, which shall survive for the period of any applicable statutes of limitation.

          g. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado. If any action is brought to enforce or interpret any term of this Agreement, venue shall be in the City and County of Denver, Colorado.

          h. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

          i.   GENDER AND NUMBER, ETC..   Whenever the context requires, the
gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. Use of the words "herein," "hereof," "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

          j. CONFIDENTIALITY. Each Party shall keep this Agreement and its terms and all documents delivered in connection with this Agreement confidential, and shall make no press release, private or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (i) by press release, filing or otherwise that is required by federal securities laws, or rules governing issuers of stock listed on the NASDAQ system and (ii) to attorneys, accountants, investment bankers or other agents of the Parties assisting the Parties in connection with the transactions contemplated by this Agreement. In the event that the transactions contemplated hereby are not consummated for any reason whatsoever, the Parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of the other Parties, except for information that is required by law to be disclosed.

          k. NOTICE. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the Parties to be notified, postage prepaid and certified with return receipt requested, by facsimile transmission or by delivery by use of a messenger which regularly retains its delivery receipts. Such notice shall be deemed received on the date on which it is delivered to the addressee. For purposes of notice, the addresses of the Parties shall be:

          IF TO SELLER:                 Rocky Mountain Chocolate Factory, Inc.
                                        265 Turner Drive
                                        Durango, CO 81301
                                        Attn: C. Wade Folsom,
                                        Executive Vice President
                                        Fax: (970) 259-5895

          WITH A COPY TO:               Lynne M. Hanson, Esq.
                                        Smith McCullough, P.C.
                                        4643 South Ulster Street, Suite 900
                                        Denver, Colorado 80237
                                        Fax: (303) 221-6001

          IF TO PURCHASER:              Resort Confections, Inc.
                                        c/o William Don and Patricia C. Grueser
                                        P. O. Box 882829
                                        Steamboat Springs, Colorado 80488
                                        Fax: (970) 870-8618


          l. NO FINDERS. Each Party represents and warrants to the others and agrees that it has not employed or engaged, and will not employ or engage, any person as a finder or broker in connection with the transactions contemplated herein, and that no person is entitled to compensation as a finder or broker. Each Party hereby indemnifies the other Parties and holds the other Parties harmless from and against any claims of any third persons claiming to have acted as a finder or broker in connection with the transactions herein contemplated, and such indemnity shall include all expenses, costs and damages arising from or related to such claims, including reasonable attorneys' fees.

          m. EXPENSES. Except as otherwise provided in this Agreement, the Parties shall each bear their own fees and expenses incurred in connection with the transactions contemplated in this Agreement.

          n. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signatures of a party shall constitute a valid and binding execution and delivery of this Agreement by such Party and shall be enforceable as original documents.

          o. PREVAILING PARTY CLAUSE. In the event of any litigation or proceeding arising as a result of the breach of this Agreement or the failure to perform hereunder, or failure or untruthfulness of any representation or warranty herein, the Party or Parties prevailing in such litigation or proceeding shall be entitled to collect the costs and expenses of bringing or defending such litigation or proceeding, including reasonable attorney's fees, from the Party or Parties not prevailing.


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

          p. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

          q. INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

          r. SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party will be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with specific terms or otherwise breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any manner instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

          s. WAIVER OF BULK SALES COMPLIANCE. The Parties shall conduct the sale and exchange of assets in compliance with any applicable state bulk sales laws.



                         (Signatures on following page)


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


                        (SIGNATURE PAGE TO PURCHASE AGREEMENT)

     IN WITNESS WHEREOF, the Parties have executed this Asset Purchase Agreement as of the date first set forth above.

ROCKY MOUNTAIN CHOCOLATE                RESORT CONFECTIONS, INC.
FACTORY, INC.


By:                                     By:
    -------------------------------         ----------------------------------
    C. Wade Folsom, Executive Vice          William Don Grueser, President
    President


---------------------------------            ---------------------------------
WILLIAM DON GRUESER, INDIVIDUALLY            PATRICIA C. GRUESER, INDIVIDUALLY


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